Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of June 12, 2014, is executed by and among StanCorp Financial Group, Inc. (the “Borrower”), the Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent (the “Agent”).

BACKGROUND

A. The Borrower, the lenders party thereto (“Lenders”), the Agent and the other named agents are party to that certain Credit Agreement dated as of June 22, 2012 and amended as of June 18, 2013 (the “Credit Agreement”).

B. The parties wish to further amend the Credit Agreement as provided herein as of the date hereof.

C. The Borrower, the Agent and the Lenders are willing to enter into this Amendment upon the terms and conditions set forth below.

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2. Extension of Maturity Date. Pursuant to, and in accordance with, the terms of Section 4.14 of the Credit Agreement, the Borrower has requested that the Maturity Date be extended one year to June 22, 2018, and each of the undersigned Lenders has agreed to such extension.

Section 3. Representations and Warranties. To induce the Agent and the undersigned Lenders to execute this Amendment, the Borrower hereby represents and warrants to the Agent and such Lenders as follows:

3.1. the execution, delivery and performance of this Amendment have been duly authorized by all requisite action of the Borrower, and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

3.2. each of the representations and warranties in the Credit Agreement are true and correct in all material respects with the same effect as though made on and as of the date hereof (except, in each case, to the extent stated to relate to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date); provided, that if a representation or warranty is qualified as to materiality, the applicable materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this provision; and

3.3. no Event of Default or Potential Event of Default exists under the Credit Agreement or would exist after giving effect to this Amendment.

Section 4. Effectiveness. This Amendment shall become effective upon the receipt by the Agent of (a) counterparts hereof signed by the Agent, the Swing Line Lender, the Company and the Lenders, (b) an Officer’s Certificate of Borrower to the effect set forth in Section 4.14 of the Credit Agreement, (c) the amendment fee payable to each of the Lenders signatory hereto and (d) such corporate authorization documents of Borrower as shall reasonably be requested by the Agent.

Section 5. Reference to and Effect Upon the Credit Agreement.

5.1. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

5.2. Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute an amendment or waiver of any provision of the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference to the Credit Agreement contained therein or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for the purposes of the Credit Agreement and each other Loan Document.

Section 6. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

Section 7. Enforceabilitv and Severabilitv. Wherever possible, each provision in or obligation under this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision or obligation shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF’ file) shall be effective as delivery of a manually executed counterpart signature page.

Section 9. Costs and Expenses. The Borrower hereby affirms its obligation under Section 12.3 of the Credit Agreement to reimburse the Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and expenses for the Agent with respect thereto.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

BORROWER:

STANCORP FINANCIAL GROUP, INC.

/s/ Robert M. Erickson
By: Robert M. Erickson

Title: Vice President, Controller and Treasurer

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent, Swingline Lender, Issuing Lender and a Lender

/s/ Grainne M. Pergolini
By: Grainne M. Pergolini

Title: Director

U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent and a Lender

/s/ Inna Kotsubey
By: Inna Kotsubey

Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Documentation Agent and a Lender

/s/ Thomas A. Kiepura
By: Thomas A. Kiepura

Title: Senior Credit Executive

THE NORTHERN TRUST COMPANY, as a Lender

/s/ Joshua Metcalf
By: Joshua Metcalf

Title: Officer

THE BANK OF NEW YORK MELLON, as a Lender

/s/ Adim Offurum
By: Adim Offurum

Title: Vice President

BARCLAYS BANK PLC, as a Lender

/s/ Noam Azachl
By: Noam Azachl

Title: Vice President

GOLDMAN SACHS BANK USA, as a Lender

/s/ Mark Walton
By: Mark Walton

Title: Authorized Signatory